UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2018

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2018, the Board of Directors of Paramount Gold Nevada Corp. (“the “Company”), appointed John S. Seaberg, 50, Executive Chairman of the Board of Directors effective immediately.  In connection with this appointment, the Board of Directors determined to increase its size from seven to eight directors. Previously, Mr. Seaberg was the Senior Vice President, Strategic Relations for Klondex Mines, Ltd. from 2015 to 2018.  From 2014 to 2015, Mr. Seaberg was the Chief Executive Officer of MWJR Capital, LLC and was the Vice President, Investor Relations at Newmont Mining Corporation from 2003 to 2013.

As Executive Chairman of the Company, Mr. Seaberg will receive a base salary of $200,000.  On the date of his appointment Mr. Seaberg was granted options to purchase 150,000 shares of common stock of the Company at an exercise price of $1.30 per share, which is above the closing sales price of $1.26 for our common stock as quoted on the NYSE American stock market on June 25, 2018.  The options will vest on the one-year anniversary of Mr. Seaberg’s employment and the term of the stock option grant is five years.

In connection with the appointment, effective immediately, Rudi Fronk, the former Non-Executive Chairman of the Board of Directors will continue to serve as a member of the Board of Directors of the Company.

There are no family relationships between Mr. Seaberg and any director or other executive officer of the Company nor are there any transactions between Mr. Seaberg or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commissions.

Item 9.01.Financial Statements and Exhibits.

(d)List of Exhibits

Exhibit Number	Description

Exhibit 99.1	Press Release dated June 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: June 26, 2018	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer